UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 9, 2003
Date of Report (Date of earliest event reported)

EXABYTE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1685 38th Street
Boulder, Colorado 80301
(Address of principal executive offices)

(303) 442-4333
Registrant's telephone number, including area code

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit	Description
99.1	Press Release, dated May 9, 2003, Exabyte Report First Quarter Loss.

Item 9. Regulation FD Disclosure

Information in this Item is being provided under Item 12 of this Current Report on Form 8-K. On May 9, 2003, Exabyte announced in a press release its first quarter results and related material information. The press release is attached as an Exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)

Date	May 13, 2003	By	/s/ Craig G. Lamborn
Craig G. Lamborn
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated May 9, 2003, Exabyte Report First Quarter Loss.